Exhibit 10.1

SECOND AMENDMENT AND INCREMENTAL FACILITY AGREEMENT

THIS SECOND AMENDMENT AND INCREMENTAL FACILITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of December 4, 2012, is entered into by and among CONSOLIDATED COMMUNICATIONS, INC., an Illinois corporation (the “Borrower”), CONSOLIDATED COMMUNICATIONS HOLDINGS, INC., a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the incremental term lenders party hereto (the “Incremental Term-3 Lenders”), the other Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor-by-merger to Wachovia Bank, National Association), a national banking association, as Administrative Agent on behalf of the Lenders (in such capacity, the “Administrative Agent”).

STATEMENT OF PURPOSE

Holdings, the Borrower, the banks and other financial institutions party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of June 8, 2011 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of February 17, 2012 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Borrower has requested Incremental Term Loans in the aggregate principal amount of $515,000,000 (the “Incremental Term-3 Loans”) in accordance with the terms and conditions of Section 2.21 of the Credit Agreement.

Subject to the terms and conditions of this Agreement, the Incremental Term-3 Lenders have severally committed (such several commitments, the “Incremental Term-3 Commitments”) to make the Incremental Term-3 Loans in the respective amounts agreed to by the Lenders, the Administrative Agent and the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Capitalized Terms.  All capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

SECTION 2. Incremental Term-3 Loans.

(a) Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under this Agreement, each Incremental Term-3 Lender severally agrees to make its portion of the Incremental Term-3 Loans equal to its Incremental Term-3 Commitment to the Borrower in a single draw on the Effective Date (as defined below) in accordance with Article II of the Credit Agreement (net of original issue discount or upfront fees of 1.00% of the face amount thereof).

(b) Except to the extent due or paid sooner pursuant to the provisions of the Credit Agreement, the Borrower will repay the aggregate outstanding principal of the Incremental Term-3 Loans in consecutive quarterly installments on the last Business Day of each of March, June, September and December commencing March 31, 2013 in an aggregate amount for each quarter end of 0.25% of the aggregate principal amount of the Incremental Term-3 Loans as of the Effective Date (as the amounts of individual installments may be adjusted pursuant to Section 2.05 of the Credit Agreement) with the remainder due and payable in full, together with all accrued and unpaid interest, on December 31, 2018.

(c) The Applicable Rate with respect to the Incremental Term-3 Loans shall be (i) 4.00% in the case of Eurodollar Loans and (ii) 3.00% in the case of ABR Loans.  Solely for purposes of the Incremental Term-3 Loans, in no event shall the Adjusted LIBO Rate be deemed to be less than 1.25%.

(d) If, on or prior to the first (1st) anniversary of the Effective Date, the Borrower (i) enters into any amendment to the Credit Agreement the effect of which is to reduce the interest rate applicable to, all or a portion of the Incremental Term-3 Loans or (ii) incurs any Indebtedness (A) the proceeds of which are used to prepay the Incremental Term-3 Loans, in whole or in part, and (B) which has a lower interest rate than the interest rate applicable to all or a portion of the Incremental Term-3 Loans so prepaid, then, in each case, the Borrower shall pay to the Administrative Agent, for the ratable account of the applicable Incremental Term-3 Lenders, a premium in an amount equal to 1.00% of the principal amount of the Incremental Term-3 Loans so prepaid or refinancing made on or prior to the first (1st) anniversary of the Effective Date.  For the purpose hereof, any amendment described in clause (i) of the preceding sentence shall be deemed a refinancing of the Incremental Term-3 Loans whose interest rate is reduced.

(e) Notwithstanding any provisions of the Credit Agreement to the contrary, the proceeds of the Incremental Term-3 Loans shall be used to (i) prepay the outstanding amount of the Initial Term-1 Loans, (ii) prepay outstanding Revolving Loans and (iii) pay accrued interest, fees and expenses in connection therewith, with any remaining proceeds to go to the Borrower.

(f) Except to the extent otherwise set forth herein, the terms and conditions applicable to the Incremental Term-3 Loans shall be the same as the terms and conditions applicable to the Initial Term-2 Loans.  Amounts of the Incremental Term-3 Loans that are repaid or prepaid may not be reborrowed.

SECTION 3. Incremental Term-3 Lenders.  Each Incremental Term-3 Lender agrees that effective as of the Effective Date, it (a) shall be an “Incremental Term Lender”, a “Term Lender” and a “Lender”, as applicable, for all purposes of the Credit Agreement and the other Loan Documents, (b) shall perform all of the obligations that are required to be performed by it as such under the Loan Documents and (c) shall be entitled to the benefits, rights and remedies as such set forth in the Loan Documents.  Each Incremental Term-3 Lender acknowledges that it has received copies of the Loan Documents and has made its own independent investigation and credit evaluation of the Borrower in connection with entering into this Agreement.

SECTION 4. Amendments to Credit Agreement.  Subject to and in accordance with the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto hereby agree as follows:

(a) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the word “and” before clause (d) of the first paragraph thereof with a comma, (ii) inserting the word “and” at the end of such clause (d) and (iii) inserting the following new clause (e) at the end of the first paragraph thereof:  “(e) with respect to any Incremental Term Loans, the rate(s) set forth in the applicable Incremental Facility Amendment”.

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition in proper alphabetical order:

“ ‘Second Amendment’ means that certain Second Amendment and Incremental Facility Agreement, dated as of December 4, 2012, by and among the Borrower, Holdings, the other Loan Parties party thereto, the Incremental Term Lenders party thereto, the other Lenders party thereto and the Administrative Agent.”

(c) Section 2.21 of the Credit Agreement is hereby amended by amending and restating clause (a) therein in its entirety as follows:

“(a)           Provided (x) there exists no Default and (y) after giving effect to the making of Incremental Term Loans referred to below and the use of proceeds therefrom, the Borrower would be in pro forma compliance with each of the Financial Covenants as of the most recent date for which financial statements have been delivered pursuant to Section 5.01, upon notice to the Administrative Agent by the Borrower, the Borrower may on up to three (3) occasions, request additional term loans (the “Incremental Term Loans” and the related commitments, the “Incremental Term Commitments”) in an aggregate amount of not less than $25.0 million for any such request and not exceeding, in the aggregate for all such Incremental Term Loans to be made after the effective date of the Second Amendment, $300.0 million (after giving effect to the funding of the Incremental Term-3 Loans (as defined in the Second Amendment)) less the aggregate principal amount of all Indebtedness issued pursuant to this Section or Section 6.01(a)(ii) after the effective date of the Second Amendment, in either case, the proceeds of which are not applied to the refinancing or repayment of all or any portion of the Term Loans; provided that (i) other than pricing, the Incremental Term Loans shall have the same terms as the Initial Term-2 Loans existing immediately prior to the effectiveness of the amendment creating such Incremental Term Loans and (ii) in the event that the applicable margin for any tranche of the Incremental Term Loans (inclusive of any LIBO Rate floor, upfront fees and original issue discount (based on an assumed four-year life to maturity) payable to the applicable Incremental Term Lenders) is more than 25 basis points greater than the applicable margin for the Initial Term-2 Loans or any outstanding Incremental Term Loans (inclusive of any LIBO Rate floor, upfront fees and original issue discount (based on an assumed four-year life to maturity) paid to the Initial Term-2 Lenders or existing Incremental Term Lenders, as applicable), then the Applicable Rate for the Initial Term-2 Loans and/or outstanding Incremental Term Loans shall be increased to the extent necessary such that the Applicable Rate (inclusive of such LIBO Rate floor, fees and discounts) for the Initial Term-2 Loans and/or outstanding Incremental Term Loans is not more than 25 basis points less than the applicable margin (inclusive of such LIBO Rate floor, fees and discounts) for such tranche of Incremental Term Loans.  At the time of the sending of such notice, the Borrower (in consultation with the Administrative Agent) shall specify the date on which the Borrower proposes that any Incremental Term Commitment shall be effective (which shall be a date no less than ten (10) Business Days from the date of delivery of such notice to the Administrative Agent).  The Borrower may invite any Lender, any Affiliate or Approved Fund of any Lender and/or any other Person reasonably satisfactory to the Administrative Agent to provide an Incremental Term Commitment.  Any Person offered or approached to provide all or a portion of any Incremental Term Commitment may elect or decline, in its sole discretion, to provide such Incremental Term Commitment (provided that any Person not responding prior to the proposed effective date of the Incremental Term Commitments shall be deemed to have declined to provide an Incremental Term Commitment). Each Incremental Term Lender shall become a Lender or make its Incremental Term Commitment available, as the case may be, under this Agreement, pursuant to an amendment (an “Incremental Facility Amendment”) to this Agreement giving effect to the modifications permitted by this Section 2.21 and, as appropriate, the other Loan Documents, executed by the Loan Parties, each Incremental Term Lender (to the extent applicable) and the Administrative Agent (provided that, with the consent of each Incremental Term Lender, the Administrative Agent may execute such Incremental Facility Amendment on behalf of the applicable Incremental Facility Lenders).  An Incremental Facility Amendment may, without the consent of any other Lender and notwithstanding anything in Section 9.02 to the contrary, effect such amendments to this Agreement and the other Loan Documents as may be reasonably necessary in the opinion of the Administrative Agent, to effect the provisions of this Section 2.21 (including appropriate amendments to the definitions of “Requisite Lenders” and to Section 2.05 in order to provide the same treatment for such Incremental Term Loans as is applicable to the Initial Term-2 Loans).”

(d) Section 5.13 of the Credit Agreement is hereby amended by (i) deleting the reference to “(i)” therein, (ii) deleting the phrase “, and” before clause (ii) therein and (iii) deleting clause (ii) therein in its entirety.

(e) Section 5.18 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 5.18                                Interest Rate Contracts.  The Borrower will cause to be in effect, at all times during the term of this Agreement, Interest Rate Contracts hedging interest rate exposure with respect to Indebtedness of the Borrower of the types described in clauses (a) through (c) of the definition of “Indebtedness” (including Indebtedness under this Agreement) in an aggregate notional principal amount thereunder equal to at least fifty percent (50%) of the aggregate outstanding amount of such Indebtedness (it being understood and agreed that fixed rate Indebtedness shall be deemed to be subject to an Interest Rate Contract) and with a Lender, a Secured Hedging Provider or other counterparty reasonably satisfactory to the Administrative Agent and otherwise in form and substance reasonably satisfactory to the Administrative Agent.”

SECTION 5. Conditions Precedent to Effectiveness.  The effectiveness of this Agreement and the obligation of each Incremental Term-3 Lender to make its portion of the Incremental Term-3 Loans shall be subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “Effective Date”); provided, however, that the issuance of the Incremental Term-3 Loans and the use of proceeds thereof set forth in Section 2 hereof shall be deemed to have been effectuated immediately prior to the effectiveness of the amendments set forth in Section 4:

(a) The Administrative Agent shall have received counterparts of this Agreement duly executed, as applicable, by each of the Loan Parties, the Incremental Term-3 Lenders, the Requisite Lenders and the Administrative Agent.

(b) No Default shall exist as of the Effective Date before or after giving effect to the making of the Incremental Term-3 Loans.

(c) The Borrower shall deliver or cause to be delivered any documents as the Administrative Agent shall reasonably request, including, without limitation, a certificate, signed by a Financial Officer of the Borrower as of the Effective Date, in form and substance satisfactory to the Administrative Agent, (i) certifying and attaching (A) the resolutions adopted by the board of directors (or equivalent governing body) of the Borrower approving or consenting to the Incremental Term-3 Loans and (B) calculations in reasonable detail demonstrating that, upon after giving pro forma effect to the Incremental Term-3 Loans, the Borrower would be in pro forma compliance with the Financial Covenants as of the end of the most recently ended Fiscal Quarter for which appropriate financial information is available, and (ii) certifying that, before and after giving effect to the Incremental Term-3 Loans, (A) the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (B) no Default exists.

(d) The Borrower shall deliver or cause to be delivered customary legal opinions as to such matters as the Administrative Agent shall reasonably request.

(e) The Administrative Agent shall have received a duly executed Note for each Incremental Term-3 Lender that has requested a Note.

(f) The Borrower shall have delivered (i) an irrevocable Borrowing Request with respect to the Incremental Term-3 Loans and (ii) an irrevocable Notice of Prepayment with respect to the outstanding amount of the Initial Term-1 Loans.

(g) The Administrative Agent and the Arranger shall have been paid or reimbursed for all fees and out-of-pocket charges and other expenses incurred in connection with this Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

SECTION 6. Reference to and Effect on the Loan Documents.  The Credit Agreement is amended hereby to (a) include the Incremental Term-3 Loans as “Incremental Term Loans”, (b) include the Incremental Term-3 Lenders as “Incremental Term Lenders” and (c) incorporate the terms of the Incremental Term-3 Loans for all purposes under the Credit Agreement and the other Loan Documents.  This Agreement shall be a “Loan Document” and an “Incremental Facility Amendment”, in each case, for all purposes of the Credit Agreement and the other Loan Documents.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

SECTION 7. Representations and Warranties/No Default.  By its execution hereof,

(a) the Borrower represents and warrants that the representations and warranties contained in each Loan Document (including this Agreement) are true and correct in all material respects on and as of the date hereof, other than any such representations or warranties that, by their express terms, refer to an earlier date, in which case they shall have been true and correct in all material respects on and as of such earlier date and that no Default has occurred and is continuing as of the Effective Date; and

(b) each Loan Party hereby represents and warrants to the Administrative Agent and the Incremental Term-3 Lenders that:

(i)           it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

(ii)           this Agreement and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each Loan Party, and each such document constitutes the legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and to general principles of equity.

SECTION 8. Reaffirmation of Guaranty.  Each of Holdings and each Subsidiary Loan Party (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge such Person’s obligations under the Loan Documents.

SECTION 9. Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10. Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery by telecopier or electronic mail of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 11. Applicable Rate for Initial Term-2 Loans.  For the avoidance of doubt, in accordance with Section 2.21 of the Credit Agreement and after giving effect to the Incremental Term-3 Loans made pursuant thereto, the Applicable Rate with respect to Initial Term-2 Loans shall be (a) 3.00% per annum in the case of ABR Loans and (b) 4.00% per annum in the case of Eurodollar Loans as of the Effective Date.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

CONSOLIDATED COMMUNICATIONS, INC.,
as Borrower

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

Consolidated Communications, Inc.
Second Amendment and Incremental Facility Agreement
Signature Page

GUARANTORS:

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC., as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

CONSOLIDATED COMMUNICATIONS ENTERPRISE SERVICES, INC., as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

CONSOLIDATED COMMUNICATIONS SERVICES COMPANY, as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

CONSOLIDATED COMMUNICATIONS OF FORT BEND COMPANY, as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

CONSOLIDATED COMMUNICATIONS OF TEXAS COMPANY, as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

Consolidated Communications, Inc.
Second Amendment and Incremental Facility Agreement
Signature Page

CONSOLIDATED COMMUNICATIONS OF PENNSYLVANIA COMPANY, LLC, as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

SUREWEST COMMUNICATIONS, as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

SUREWEST LONG DISTANCE, as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

SUREWEST COMMUNICATIONS, INC., as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

SUREWEST BROADBAND, as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

SUREWEST TELEVIDEO, as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

Consolidated Communications, Inc.
Second Amendment and Incremental Facility Agreement
Signature Page

SUREWEST KANSAS, INC., as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

SUREWEST TELEPHONE, as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

SUREWEST KANSAS HOLDINGS, INC., as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

SUREWEST KANSAS CONNECTIONS, LLC, as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

SUREWEST KANSAS LICENSES, LLC, as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

SUREWEST KANSAS OPERATIONS, LLC, as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

Consolidated Communications, Inc.
Second Amendment and Incremental Facility Agreement
Signature Page

SUREWEST KANSAS PURCHASING, LLC, as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

SUREWEST FIBER VENTURES, LLC, as Guarantor

By:           /s/ Steven L. Childers
Name:      Steven L. Childers
Title:        Chief Financial Officer

Consolidated Communications, Inc.
Second Amendment and Incremental Facility Agreement
Signature Page

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Lender and Incremental Term-3 Lender

By:           /s/ Daniel R. Van Aken
Name:      Daniel R. Van Aken
Title:        Director

Consolidated Communications, Inc.
Second Amendment and Incremental Facility Agreement
Signature Page

COBANK, ACB,
as Lender

By:           /s/ Lennie Blakeslee
Name:      Lennie Blakeslee
Title:        Vice President

Consolidated Communications, Inc.
Second Amendment and Incremental Facility Agreement
Signature Page

MORGAN STANLEY BANK N.A.,
as Lender

By:           /s/ Allen Chang
Name:      Allen Chang
Title:        Authorized Signatory

Consolidated Communications, Inc.
Second Amendment and Incremental Facility Agreement
Signature Page

ING Investment Management CLO I, LTD.
By: ING Investment Management Co. LLC,
as its investment manager

ING Investment Management CLO II, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

Phoenix CLO I, LTD.
By: ING Alternative Asset Management, LLC
as its investment manager

Phoenix CLO II, LTD.
By: ING Alternative Asset Management, LLC
as its investment manager

Phoenix CLO III, LTD.
By: ING Alternative Asset Management, LLC
as its investment manager

By:           /s/ James Esplin
Name:      James Esplin
Title:        Vice President

Consolidated Communications, Inc.
Second Amendment and Incremental Facility Agreement
Signature Page

Baker Street Funding CLO 2005-1 Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Baker Street CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View Funding CLO 2006-I, Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO III Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

as Lenders

By:           /s/ George Goudelias
Name:      George Goudelias
Title:        Managing Director

Consolidated Communications, Inc.
Second Amendment and Incremental Facility Agreement
Signature Page